LEASE SCHEDULE NO. 1000063250 dated as of October 31, 1997                LEASE
(Used Equipment)

Master Lease Agreement dated 10/30/96

Lessor: Banc One Leasing Corporation

Lessee: STB Systems, Inc.

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. LEASE; EQUIPMENT DESCRIPTION. Lessor leases to Lessee, and Lessee leases from Lessor, all of the property ("Equipment") described in Schedule A-l attached hereto (and Lessee represents that all Equipment is USED unless specifically identified as new) on Schedule A-l.

3.  LESSOR'S COST OF EQUIPMENT.

Equipment Cost to Lessor:  $3,000,000.00
Set-Up/Filing Fee:         $        0.00
Miscellaneous:             $        0.00
Sales Tax:                 $        0.00

Lessor's Cost (total):     $3,000,000.00

4. LEASE TERM. The Lease Term of this Schedule shall be SIXTY (60) MONTHS and shall commence on NOVEMBER 1, 1997 ("Commencement Date").

5. RENT/FEES. There shall be added to each rent or other payment described below all applicable Taxes as in effect from time to time.

(a) As rent for the Equipment during the Lease Term, Lessee shall pay to Lessor MONTHLY rent with each such periodic rent payment being in the amount of $56,939.19. The first rent payment in the Lease Term shall be paid in ARREARS and all subsequent rent payments shall be paid on the same day of each MONTH thereafter.

(b) Lessee shall pay Lessor a Set-Up/Filing Fee of $0.00 which has been included in the above Lessor's Cost of the Equipment.

(c) Security Deposit: $ ZERO. On the Acceptance Date, Lessee shall pay Lessor said Security Deposit which shall be held in accordance with paragraph 11 below.

6. RENT ADJUSTMENT. Within 15 days after each scheduled Rent Payment Date in the Lease Term, Lessor shall calculate the Payment Adjustment for such Rent Payment Date (the "Adjustment Date"). With the next scheduled Rent Payment in the Lease Term (or within 15 days after the last scheduled Rent Payment in the Lease Term) (a) if on the Adjustment Date the Adjusted Rate is greater than the Initial Rate, then Lessee shall pay to Lessor the Payment Adjustment, or (b) if on the Adjustment Date the Adjusted Rate is less than the Initial Rate, then Lessor shall pay to Lessee the Payment Adjustment (which amount may be credited by Lessee toward the Rent

Payment then due). For the purposes of this paragraph, the following terms shall have the following meanings:

     (a) "Adjustment Date" shall mean the scheduled Rent Payment Date in the Lease Term for which the Payment Adjustment is being calculated.

     (b) "Adjusted Rate" shall mean LIBOR plus 250 basis points as of the Adjustment Date.

     (c) "Contract Receivable" shall mean the remaining principal outstanding just prior to application of the Rent Payment due on the Adjustment Date, as shown on the books and records of the Lessor.

     (d) "Initial Rate" shall mean 8.1250%.

     (e) "LIBOR" shall mean the one month rate of interest at which deposits in U.S. dollars are offered to major banks in the London Interbank market as published in the Wall Street Journal on the Adjustment Date.

     (f) "Payment Adjustment* shall mean the Rate Differential multiplied by the Contract Receivable.

     (g) "Rate Differential" shall mean the absolute value of the difference between the Initial Rate and the Adjusted Rate.

7. TITLE TO EQUIPMENT; QUIET POSSESSION. Lessee agrees that Lessor is the lawful owner of the Equipment and that good and marketable title to the Equipment shall remain with Lessor at all times. Lessee at its sole expense will protect and defend Lessor's good and marketable title to the Equipment against all claims and demands whatsoever except for Liens created directly by Lessor. Lessee shall have no right, title or interest in any of the Equipment except the right to peacefully and quietly hold and use the Equipment in accordance with the terms of the Lease during the Lease Term unless and until an event of default shall occur.

8. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally: (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

9. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance;
(b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request (including, without limitation, Political Risk Insurance described below in this Schedule); (f) STB DE MEXICO, S.A. DE C.V. shall execute and deliver to Lessor a guaranty which must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon) and (g) Lessee has satisfied all other reasonable conditions established by Lessor. Notwithstanding anything to the contrary above in this paragraph, if Lessor executes and delivers the Schedule to Lessee and if Lessor pays all of the suppliers of the Equipment the full

Lessor's Cost of the Equipment (the date as of which both of said events shall have occurred will be called the "Funding Date"), then except as otherwise specified in writing by Lessor to Lessee before said Funding Date, all conditions to the Schedule being binding on Lessor will be deemed satisfied.

10. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

11. SECURITY DEPOSIT: As collateral for Lessee's obligations under the Lease, Lessee hereby grants to Lessor a security interest in the sums specified in this Schedule as a "Security Deposit". At its option, Lessor may apply all or any part of said Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

12. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate action; and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms, except to the extent enforcement is limited by State and Federal laws regarding bankruptcy, insolvency or debt reorganization or other similar laws of general application or the application of principles of equity.

13. SUBLEASE. Notwithstanding anything to the contrary in the Master Lease, with respect to this Schedule, Lessor consents to the sublease or bailment of the Equipment described in this Schedule by Lessee as sublessor or bailor to STB DE MEXICO, S.A. DE C.V. as sublessee or bailee pursuant to the terms and conditions of a Gratuitous Bailment Agreement and to the location of the Equipment covered by the Schedule in the City of Ciudad Juarez, State of Chihuahua, Mexico; provided, that the Gratuitous Bailment Agreement must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon).

14. POLITICAL RISK INSURANCE. As used herein, "Political Risk Insurance" shall mean a policy of insurance issued by National Union Fire Insurance Company of Pittsburgh, PA ("Insurance Company") which insures Lessee and Lessor (or Lessor's assignee) against risks of expropriation or deprivation of the Equipment by the government of the United Mexican States ("Political Loss") as set forth in such policy of insurance. Lessee acknowledges that it has reviewed a copy of the Political Risk Insurance policy.

     (a) With respect to this Schedule, Lessee shall be required to carry Political Risk Insurance as an additional requirement under Section 8 of the Master Lease and Lessee shall pay the premiums for the Political Risk Insurance that Lessor requires hereunder.

     (b) If a Political Loss occurs, such event shall be deemed a Casualty Loss under Section 9 of the Master Lease; provided, that (1) Lessee agrees to continue to pay rent and perform its other obligations under this Schedule and the Master Lease until the eariler of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance; (2) Lessor agrees that it will pursue with reasonable diligence its rights against the Insurance Company under the Political Risk Insurance; and (3) notwithstanding anything to the contrary in Section 9 of the Master Lease as it relates to this Schedule, within thirty (30) days of the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance, Lessee shall pay to Lessor the Stipulated Loss Value of the Equipment affected by the Political Loss less the aggregate of the amount that the Insurance Company has paid to Lessor under the Political Risk Insurance and the amount that the United Mexican States has paid to Lessor as a result of the Political Loss plus the reasonable expenses incurred by Lessor to collect such amounts from the Insurance Company and the United Mexican States.

15. SECURlTY AGREEMENT. In additions to the conditions set forth in paragraph 9 of this Schedule, Lessee shall also execute and deliver to Lessor a security agreement ("Security Agreement") whereby Lessee grants Lessor a first priority security interest in all equipment, accounts, general intangibles, chattel paper and inventory of Lessee now or hereafter acquired by Lessee and located in the United States of America, which Security Agreement will be satisfactory in form and substance to Lessor, in order to secure all present and future obligations of Lessee under all present and future Schedules to the Master Lease and the Master Lease.

16.  AMENDMENT OF PURCHASE OPTION AND RETURN OPTION.

     (a) Solely for purposes of this Schedule and its Equipment, Lessor and Lessee agree that if Lessee elects to exercise its option to purchase the Equipment at the end of the Lease Term (which option is described in Section 23(c) of the Master Lease), then, notwithstanding anything to the contrary in this Schedule or the Master Lease, the provisions of Section 23(d) of the Master Lease for determining Fair Market Value for purposes of this purchase option shall not apply and the purchase price of the Equipment at the end of the Lease Term shall be equal to the FIXED PRICE stated below plus all Taxes (excluding income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with such sale plus all accrued and unpaid amounts then due and payable with respect to the Equipment or this Schedule.

          Fixed Price: TEN PERCENT (10%) of the above Lessor's Cost of the Equipment

     (b) Solely for purposes of this Schedule and its Equipment, Lessor and Lessee agree that if Lessee elects to exercise its option to return the Equipment at the end of the Lease Term (which option is described in Section 23(b) of the Master Lease), then Lessee shall return the Equipment in full compliance with Section 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule and there shall be a rent adjustment as provided below in this subparagraph (b). The scheduled expiration date of the Lease Term specified in this Schedule will be referred to as the "Termination Date".

     (1) If the Actual Sale Proceeds as determined pursuant to subparagraph (c) of this paragraph are less than the Fixed Price, then (A) Lessor shall retain the Actual Sale Proceeds and (B) Lessee shall pay to Lessor the difference between the Fixed Price and such Actual Sale Proceeds on the Termination Date, PROVIDED, THAT the amount of said deficiency payable by Lessee to Lessor shall not exceed nine percent (9%) of the above Lessor's Cost of the Equipment; or

     (2) If the Actual Sale Proceeds as determined pursuant to subparagraph (c) of this paragraph equal or exceed the Fixed Price, then Lessor shall retain the entire Actual Sale Proceeds.

     (3) In all events, Lessee shall pay all Taxes (excluding income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with any such sale plus all accrued and unpaid amounts due and payable with respect to the Equipment or this Schedule up to the date of any such sale.

     (4) If for any reason whatsoever Lessee fails to return the Equipment in full compliance with Section 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule on or before the Termination Date, then Lessee shall be deemed to have elected to purchase Equipment pursuant to subparagraph (a) of this paragraph.

Unless othewise expressly agreed by Lessor in writing, during the 90-day period prior to the Termination Date, Lessee shall, and Lessor may, solicit offers to purchase the Equipment from prospective purchasers. Neither Lessee nor third parties affiliated with the Lessee may bid to purchase the Equipment. Lessor may bid to purchase the Equipment.

     (c) If one or more such offers to purchase the Equipment are received under subparagraph (b) of this paragraph, then the Equipment shall be sold by Lessor to the highest bidder within ten (10) days after the Termination Date and the Actual Sale Proceeds shall equal the purchase price actually received by Lessor after deducting all reasonable selling expenses. If no such offers to purchase the Equipment are received or if the Equipment is not sold for any reason, then the Actual Sale Proceeds shall be deemed to be zero and Lessee shall pay the Fixed Price to Lessor pursuant to clause (1) of subparagraph (b) of this paragraph plus all accrued and unpaid amounts due and payable with respect to the Equipment or this Schedule up to the date of any such payment. If Lessor subsequently sells the Equipment, then the purchase price actually received by Lessor, after deducting all reasonable selling expenses, shall be distributed as follows: first, to Lessor in an amount equal to the Fixed Price less the payment made by Lessee pursuant to clause (1) of subparagraph (b) of this paragraph; second, to Lessee, to the extent of its payment to Lessor pursuant to clause (1) of subparagraph (b) of this paragraph; and lastly, the remainder to Lessor.

     (d) Lessor shall, upon receipt of the purchase price of the Equipment under this paragraph, convey title to the Equipment to the purchaser by a bill of sale, which transfer shall be "AS-IS, WHERE IS", with all faults, without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

17. TAX BENEFIT. Solely for purposes of this Schedule and its Equipment, it is the intention of the parties that Lessor shall not be entitled to such deductions, credits and other tax benefits as are provided by federal, state, and local income tax law to an owner of the Equipment and Section 10 of the Master Lease is deleted. NOTWITHSTANDING ANYTHlNG TO THE CONTRARY IN THE
MASTER LEASE OR THIS SCHEDULE, LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THIS SCHEDULE OR THE TRANSACTlONS CONTEMPLATED HEREBY.

18. GOVERNING DOCUMENT. In the event of any conflict between the terms of the Master Lease and the terms of this Schedule as each is amended by its addenda, the terms of this

Schedule shall control.

19. SAVINGS CLAUSES. (a) If any court or other judicial authority determines that this Schedule is a loan transaction or a conditional sale transaction, then Lessor and Lessee agree: (1) that the original principal amount financed pursuant to this Schedule is the Lessor's Cost set forth in paragraph 3 of this Schedule; and (2) that Lessee shall pay said principal amount, together with interest at the Initial Rate set forth in paragraph 6 of this Schedule (subject to adjustment as set forth in paragraph 6 of this Schedule), by paying all rentals and other amounts due under the Schedule plus the Fixed Price set forth in paragraph 16 of this Schedule.

     (b) If any court or other judicial authority determines that this Schedule is a loan transaction or a conditional sale transaction, then as collateral security for payment and performance of all Secured Obligations (defined below) and to induce Lessor to extend credit from time to time to Lessee (under the Master Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, and in all Proceeds (defined below), and Lessee, at its sole expense, will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever. Lessee agrees that Lessor shall have all rights of a secured party under the applicable Uniform Commercial Code. "Secured Obligations" means (1) all payments and other obligations of Lessee under or in connection with this Schedule, and
(2) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (3) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANC ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

20. POST FUNDING CONDITIONS. (a) Lessee agrees that Lessor shall have the right to inspect all of the Equipment upon five (5) days advance notice to Lessee within sixty (60) of the Commencement Date of this Schedule (the "Initial Inspection"). All reasonable out-of-pocket costs and expenses incurred by Lessor in connection with the Initial Inspection shall be paid by Lessee.
Lessor shall use the Initial Inspection to verify the condition of the Equipment and to determine the OLV of the Equipment. "OLV" shall mean the amount which would be paid for an item of property by an informed and willing buyer and user of the property (other than a used equipment or scrap dealer) and an informed and willing seller neither under a compulsion to buy or sell.

     (b) If as a result of the Initial Inspection Lessor determines that the OLV of the Equipment is less than the Lessor's Cost of the Equipment, then Lessor shall have the right to perform an appraisal to determine the OLV of the collateral described in the Security Agreement ("Collateral"). "Equipment & Collateral Value" means the total of the OLV of the Collateral (less the principal amount of all obligations secured by the Collateral other than obligations due and payable to Lessor under the Master Lease and its Schedules) plus the OLV of the Equipment. If the Equipment & Collateral Value is less than the Lessor's Cost of the Equipment, then Lessor shall have the right to demand one of the following and Lessee agrees that it shall comply with the terms and conditions of such demand:

     (1) Within twenty (20) days of Lessor's demand, Lessee shall pay to Lessor, an amount equal to the Lessor's Cost of the Equipment minus the Equipment & Collateral Value and, upon Lessor's receipt of such payment, Lessor agrees apply such payment to Lessee's obligations under this Schedule and to prepare a new rent payment schedule in order to reamortize Lessee's obligations under this Schedule over the remaining Lease Term; or

     (2) Within twenty (20) days of Lessor's demand, Lessee shall grant Lessor a first priority security interest in additional collateral that has a verifiable OLV equal to the Lessor's Cost of the Equipment minus the Equipment & Collateral Value, and Lessee shall pay all out-of-pocket costs and expenses of completing lien searches and of filing or recording Uniform Commercial Code financing statements and other documents which Lessor is authorized to file with the appropriate filing officers.

     (c) If Lessor makes any demand under subparagraph (b) of this paragraph, then Lessee may request, and Lessor agrees to consider, a reduction of the Lease Term as an alternative to Lessee complying with such demand; provided, that Lessee acknowledges Lessor retains sole and unfettered discretion to approve or disapprove the request and to determine the extent of the reduction of the Lease Term. If for any reason there is no final decision by Lessor regarding Lessee's request within the twenty (20) days after Lessor's demand under subparagraph (b) of this paragraph, then Lessee shall comply with the terms of such demand. If Lessor and Lessee agree upon a reduction of the Lease Term as an alternative to Lessee complying with Lessor's demand under subparagraph (b) of this paragraph, then Lessor shall prepare a new rent payment schedule in order to re-amortize Lessee's obligations under this Schedule over the reduced Lease Term.

21. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUlPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE
AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

Banc One Leasing Corporation           STB Systems, Inc.
(Lessor)                               (Lessee)

By: /s/ Anthony Park                   By: /s/ [ILLEGIBLE]
   ------------------------------         ----------------------------

Title: Funding Authority               Title: COO
      ---------------------------            -------------------------

                                       Witness: /s/ Craig [ILLEGIBLE]
                                               -----------------------
Lessor's Acceptance Date: October 31, 1997

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY                  DESCRIPTION                                    PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   LOCATION:    Vicente Guerro,
                                                No. 7407
                                                Cuidad Juarez,
                                                Chihuahua, Mexico

EQUIPMENT DESCRIPTION          IN-SERVICE DATE       ACQUIRED VALUE       VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OMSCO ASSEMBLY LINE - 80  FT.       12/02/88            $11,966.40        $0.00
SECTIONAL TRANSPORTER               12/02/08             $1,994.40        $0.00
VOLTAGE REGULATOR                   12/02/88               $997.20        $0.00
SUPERDIP IC TRIM-FORMER             01/23/89             $5,069.50        $0.00
MOUNTZ-HI0Z SCREW GUN               05/05/89               $251.44        $0.00
MOUNTZ-HIOZ SCREW GUN               05/05/89               $251.44        $0.00
MOUNTZ-HIOZ SCREW GUN               O5/O5/89               $251.44        $0.00
MOUNTZ-HI0Z SCREW GUN               O5/O5/89               $251.44        $0.00
MOUNTZ-HI0Z SCREW GUN               05/05/89               $251.44        $0.00
MOUNTZ-HIOZ SCREW GUN               05/05/89               $251.44        $0.00
MOUNTZ-HIOZ SCREW GUN               05/05/89               $251.43        $0.00
DELTECH DRYER HG1OO                 03/07/89             $1,832.85        $0.00
10E3 AIR COMPR ADDITION             03/07/89             $l,086.20        $0.00
31D5 HOT AIR NOZZLE                 05/04/89               $177.25        $0.00
CONVEYOR W/18" WIDE BELT            03/27/89             $2,539.40        $0.00


             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-l is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-l EQUIPMENT LEASED HEREUNDER


  QUANTITY                  DESCRIPTION                                PAGE 2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOLLIS SOLDERWAVE MACHINE          03/22/89          $866.67      $0.00
BK1127 BURN IN OVEN                05/04/89        $3,385.07      $0.00
BK1127 BURN IN OVEN                05/04/89        $3,385.07      $0.00
BK1127 BURN IN OVEN                05/04/89        $3,385.07      $0.00
BK1108 BURN IN OVEN                05/04/89        $3,385.04      $0.00
BK1108 BURN IN OVEN                05/04/89        $3,385.04      $0.00
NJE POWER SUPPLY MK 1000           05/04/89        $1,148.50      $0.00
NJE POWER SUPPLY MK 1000           05/04/89        $1,148.50      $0.00
NJE POWER SUPPLY MK 1000           05/04/89        $1,148.50      $0.00
NJE POWER SUPPLY MK 1000           05/04/89        $1,148.50      $0.00
NJE POWER SUPPLY MK 1000           05/04/89        $1,148.50      $0.00
NJE POWER SUPPLY MK 1000           05/04/89        $1,148.50      $0.00
CONVEYER BELT 2MT 5OO-V3N          06/30/92          $831.25      $0.00
SMT REPLACEMENT MACHINE            08/24/92       $11,300.00      $0.00
NEUMATIC SCREWDRIVER               09/01/92          $635.50      $0-00
PALLET JACK 27 X 48                09/18/92          $629.27      $0.00
8MM TAPE FEEDER W/BASE             10/14/92          $584.40      $0.00
8MM TAPE FEEDER W/BASE             11/12/92          $539.60      $8.44
8MM TAPE FEEDER W/BASE             11/12/92          $539.60      $8.44
8MM TAPE FEEDER W/BASE             11/12/92          $539.60      $8.44
8MM TAPE FEEDER W/BaSE             11/12/92          $539.60      $8.44



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
8MM TAPE FEEDER W/BASE            11/12/92           $539.60      $8.44
FM101 PACK & PLACE                11/06/92         $3,177.50     $49.65
FM1O1 PACK & PLACE                11/06/92         $3,177.50     $49.65
STENCIL PRINTER                   12/02/92         $1,000.00     $31.25
KL-12 PICK AND PLACE              11/25/92        $13,423.50    $419.49
8MM TAPE FEEDER W/BASE            11/19/92           $539.60     $16.87
8MM TAPE FEEDER W/BASE            11/19/92           $539.60     $16.87
8MM TAPE FEEDER W/BASE            11/19/92           $539.60     $16.87
8MM TAPE FEEDER W/BASE            11/19/92           $539.60     $16.87
8MM TAPE FEEDER W/BASE            11/19/92           $539.60     $16.87



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
8MM TAPE FEEDER W/BASE            11/19/92            $539.60       $16.87
6 PORT MULTIPLEXOR                01/06/93            $750.00       $35.16
ECRONO PACK 229 SOLDER            11/19/92          $5,300.00      $165.63
HG-6000 HOT GAS REWORK            02/26/93          $2,500.00      $195.32
SMT-4090 PICK AND PLACE           01/15/93         $12,750.00      $597.66
SMT45OOA STENCIL PRINTER          01/01/93          $2,866.50      $134.37
SMRO-0252 I/R REFLOW OVEN         01/01/93         $14,000.00      $656.25
12" CONDUCTIVE BELTING            03/04/93          $1,894.61      $148.02
PLACEMENT 560 SYSTEM              08/31/93         $74,300.00   $44,115.62
PLACEMENT 560 SYSTEM              08/31/93         $63,450.00   $37,673.39
PLACEMENT 560 SYSTEM              11/18/93         $68,804.10   $43,002.57



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TDK RX-4A SMC PLACEMENT           11/23/93         $83,459.70   $18,256.81
I/R SMT REFLOW SYSTEM             11/15/93         $10,190.29    $2,069.91
4459A REFLOW SYSTEM               12/08/93         $10,190.29    $2,229.13
TDK FA SMC PLACEMENT SYS          02/28/94         $71,860.20   $19,087.86
SULLAIR 25 HP COMPRESSOR          01/20/94          $7,394.56    $1,848.64
SMT REFLOW SYSTEM                 03/21/94         $10,367.06    $2,915.74
SARATOGA ROTATIVE CONVEY0         03/23/94          $4,000.00    $1,125.00
MPM ASP-24 SCREEN PRINTER         03/10/94         $30,649.65    $8,141.32
MPM ASP-24 SCREEN PRINTER         03/10/94         $30,671.83    $8,147.20
PIONEER AIR DRYER                 03/23/94          $2,138.00      $601.31
MR. GOODAIRE FILTER SYSTEM        03/23/94          $2,597.00      $730.40
1O HP AIR COMPRESSOR              04/22/94          $1,000.00      $296.88
20 HP AIR COMPRESSOR              04/22/94          $1,000.00      $296.88
REFRIGERANT DRYER                 04/22/94          $1,000.00      $296.88
ELECTROVERT 229 ECONOPAC          05/17/94          $3,025.00      $945.31
UNIFORM TAPER MACHINE             07/08/94          $3,485.00    $1,143.52
HELLER 715 AXIAL PREFORME         06/03/94          $2,250.00      $703.13
HELLER D277 DIP FOMER             06/03/94          $1,650.00      $515.63
229/15/F ECONO PAK                07/08/94          $8,878.46    $2,913.25
UMSCO CHAIN CONVEYOR              07/18/94          $6,735.45    $2,315.32
UMSCO CHAIN CONVEYOR              07/18/94          $6,735.45    $2,315.32



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WELDOTRON SHRINK WRAP MAC         06/27/94         $14,800.00    $4,856.25
CF-9 TAPED RADIAL LEAD            07/06/94          $5,000.00    $1,640.63
CONVERTIBLE DIP LEAD FORM         08/08/94          $2,595.00      $892.04
CONVERTIBLE DIP LEAD FORM         08/08/94          $2,543.10      $913.93
UNIFORM TAPER MACHINE             07/13/94          $3,485.00    $1,143.52
343-3180 SCREW DRIVER             06/23/94            $373.39      $122.52
343-3180 SCREW DRIVER             06/23/94            $373.39      $112.52
343-3180 SCREW DRIVER             06/23/94            $373.39      $112.52
343-3180 SCREW DRIVER             06/23/94            $457.38      $150.07
CX-4240 FLAT PACK MOUNTER         07/15/94         $70,000.00   $22,968.75
METCAL SOLDERING STATION          08/16/94            $552.02    $1,998.39
METCAL SOLDERING STATION          08/16/94            $552.02      $198.39
METCAL SOLDERING STATION          08/16/94            $552.03      $198.39
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18
BURN IN BOARD                     08/19/94            $239.80       $86.18



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.80   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18
BURN IN BOARD                     08/19/94            $239.81   $86.18



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ECONOPAK 229 WAVE SOLDER           05/14/94           $5,876.76     $1,744.67
TDK FA SMC PLACEMENT SYS           02/09/94          $45,065.59    $11,266.39
ASTEY ET2008 SHRINK TUNNEL         09/12/94           $7,500.00     $2,695.31
SULLAIR AIR COMPRESSOR             08/26/94          $11,688.00     $4,200.38
END DRIVE BELT Q4-12-600           09/14/94           $5,407.02     $1,943.13
END DRIVE BELT Q4-12-600           09/14/94           $5,407.02     $1,943.13
PIONEER AIR DRYER                  09/12/94           $6,417.00     $2,306.11
ELECTOVERT 229 WAVE SOLD           11/09/94           $5,000.00     $1,953.13
CONVERTIBLE DIP LEAD FORM          01/19/95           $2,543.10     $1,112.61
CONVERTIBLE DIP LEAD FORM          01/19/95           $2,543.10     $1,112.61
ZEVATECH PM57OL PLACEMENT SYSTEM   01/01/95          $83,821.69    $78,582.83
W/LASER ALIGN
TDK AVIMOUNT MAIN UNIT             0l/01/95         $176,542.82    $74,479.01
BURN IN OVEN                       01/01/95           $2,637.50     $1,112.70
BURN IN OVEN                       01/01/95           $2,637.50     $1,112.70
M001 MANTIS HEAD ASSEMBLY          01/17/95           $1,935.50       $846.78
M001 MANTIS HEAD ASSEMBLY          01/17/95           $1,935.50       $846.78
CHAIN CONVEYOR SERIES 15' LONG     05/01/95           $5,900.00     $2,857.81
TP6/1 MANUAL CUT-BEND AXIAL COMPS. 04/10/95           $1,201.93       $563.41
TP6/1 MANUAL CUT-BEND AXIAL COMPS. 04/10/95           $1,201.93       $563.41
TDK MODEL RX-4A TYPE RX-4260, HIGH 07/19/95          $63,641.60    $33,809.60
SPEED PLACEMENT SYSTEM



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TDK MODEL RX-4A TYPE RX-4260, HIGH 07/19/95          $63,641.60   $33,809.60
SPEED PLACEMENT SYSTEM
FUJI MODEL GSP-I-4000 AUT0MATIC    07/19/95          $21,041.61   $11,178.36
STENCIL PRINTING MACHINE
HOT REWORK SYSTEM                  06/12/95           $2,654.98    $1,327.49
HOT REWORK SYSTEM                  06/12/95           $2,654.98    $1,327.49
ASM PLACEMENT SYSTEM               06/16/95         $142,369.80   $73,409.43
ASM PLACEMENT SYSTEM               06/16/95         $142,369.80   $73,409.43
ASM PLACEMENT SYSTEM               06/16/95         $142,369.81   $73,409.43
ASM PLACEMENT SYSTEM               06/16/95         $142,369.81   $73,409.43
ASM PLACEMENT SYSTEM               06/16/95         $142,369.81   $73,409.43
10X MAGNIFICATI0N LENS             06/13/95             $401.00      $200.50
10X MAGNIFICATI0N LENS             06/13/95             $401.00      $200.50
10X MAGNIFICATI0N LENS             06/13/95             $401.00      $200.50
MANIXTHICKNESS DEPOSITION          07/06/95           $4,972.00    $2,563.69
MEASUREMENT SYSTEM
DOLLY                              10/23/95           $1,314.42      $759.90
ECONOPAK II SMT MACHINE            02/16/96          $17,500.00   $11,241.32
TECHPRO REPAIR SYSTEM W/TEMP
CONTROL                            03/22/96           $3,120.15    $2,054.38
RESEARCH 4459 REFLOW OVEN          04/22/96          $18,402.93   $12,412.40
RESEARCH 4470 REFLOW OVEN          05/09/96          $17,510.40   $11,810.40
RESEARCH 4470 REFLOW OVEN          05/09/96          $17,510.40   $11,810.40



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TDK SURFACE MOUNT LINE            05/01/96        $159,218.28   $107,389.42
3MS45 MOTORIZED EDGER             05/15/96          $3,897.17     $2,628.57
BGA-221-WSC ASSEMBLY AND REWORK   06/27/96         $25,650.96    $18,124.90
SYSTEM
TDK MODEL CR-2, TYPE CR-2000,
OV/IR                             05/23/96          $7,380.36     $5,096.43
ADHESIVE CURING MACHINE
TDK RX-4A CHIP COMPONENT MOUNTING 04/15/96         $70,000.00    $46,089,41
MACHINE
MOTORIZED OLAMEF TP6/1            08/08/96          $3,381.74     $2,443.83
P.C.T. BARE BOARD LOADER          03/04/96          $6,167.00     $3,961.45
P.C.T. BARE BOARD LOADER          03/04/96          $6,167.00     $3,961.45
3' CONVEYOR                       08/08/96          $1,870.00     $1,351.38
6' CONVEYOR W/ DC DRIVE
CONTROLLER                        08/08/96          $3,670.00     $2,652.15
TDK VC-5 AUTOMATIC RADIAL LEAD    06/19/96        $124,702.13    $88,144.19
COMPONENT SWQUENCE/INSERTION MACHINE
MODEL IP2330 2' OAL BOARD
INVERTER                          07/26/96         $11,950.00     $8,635.74
RTX-113 X-RAY MACHINE             10/15/96         $39,635.00    $29,915.49
MODEL 2000 STENCIL CLEANER        09/30/96         $27,175.93    $20,511.69
TDK RX-11 MAIN UNIT               09/27/96        $291,700.00   $220,167.67
PIONEER REFRIGERATED DRYER        11/01/96          $5,438.00     $4,191.80
SULLAIR INTAKE FILTER             11/01/96         $18,566.25    $14,311.49



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
         ---------------------------------------------

     Date:  10/31/97
           -------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1988 ELECTROVERT EPK 9 LV 16" DUAL      11/01/96        $26,835.50    $20,685.70
WAVE MACHINE
VIP-98N REFLOW OVEN                     11/23/96        $64,683.13    $51,207.48
VIP-98N REFLOW OVEN                     11/23/96        $64,683.13    $51,207.47
1992 VITRONICS OVEN MODEL #772          12/05/96        $15,597.55    $12,348.06
TERADYNE Z1805-1 MULTISCAN II BOARD     12/31/96        $84,921.09    $68,998.38
TEST SYSTEM
ZVSC-49 VARIABLE SPEED TURRET           12/12/96         $6,721.00     $5,320.80
MILLING MACHINE
KH-2200 VIDEO INSPECTION,               01/06/97        $33,259.00    $27,022.94
MEASUREMENT, & DOCUMENTATION SYSTEM
TERADYNE Z1805-1 MS FINAL ASSEMBLY      02/25/97        $56,322.00    $48,108.37
SYSTEM
TERADYNE Z1805-1 MS FINAL ASSEMBLY      03/11/97        $56,322.00    $48,108.38
SYSTEM
TERADYNE Z1805-1 MS FINAL ASSEMBLY      03/11/97        $56,322.00    $48,108.38
SYSTEM
TERADYNE Z1805-1 MS FINAL ASSEMBLY      03/21/97        $56,322.00    $49,281.75
SYSTEM
TERADYNE Z1805-1 MS FINAL ASSEMBLY      03/21/97        $56,322.00    $49,281.75
SYSTEM
TRITRON IV ML SMT CLEANER-WESTECK       02/10/97        $55,000.00    $45,833.34
WESTKLEEN MODEL



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 13
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RX-11 CHIP COMPONENTS MOUNTING MACHINE    03/20/97    $291,170.00   $254,773.75
MAESTRO 4M CB CUTTER                      04/02/97      $9,236.10     $8,081.59
IR 500 CLV REFLOW OVEN                    03/12/97     $42,833.00    $36,586.53
IR 500 CLV REFLOW OVEN                    03/12/97     $42,833.00    $36,586.53
TERADYNE Z1805-1 MS FINAL ASSEMBLY        04/09/97     $56,322.00    $49,281.75
SYSTEM
TERADYNE Z1805-1 MS FINAL ASSEMBLY        04/09/97     $56,322.00    $49,281.75
SYSTEM
ELECTROVERT ECONOPAK WAVE SOLDER          03/13/97     $30,000.00    $25,625.00
MACHINE W/SPRAY FLUXER
ELECTROVERT ECONOPAK WAVE SOLDER          03/13/97     $25,000.00    $21,354.17
MACHINE W/FOAM FLUXER
OLAMEF R-PR/4-AS AUTO CUT-FOAM            01/01/97      $6,151.35     $4,997.97
W/STRAIGHT CUT
TDK RX4260 PLACEMENT MACHINE              01/01/97     $50,200.00    $40,787.50
THERMO FL0 8 CONVENTION OVEN              01/01/97     $66,420.00    $53,966.25
CYBERSENTRY 2 INCLINE SOLDER PASTE        01/01/97     $81,008.89    $65,819.73
INSPECTION SYSTEM
WAVE SOLDER OPTIMIZER                     04/30/97      $5,981.00     $5,357.98
1990 ELECTROVERT ECONOPAK II SMT          05/27/97     $28,000.00    $25,666.67
HP 54610B 500 MHZ OSCILLOSCOPE            08/08/97      $4,317.71     $4,137.81
HP 54610B 500 MHZ OSCILLOSCOBE            08/08/97      $4,317.71     $4,137.81



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HP 54610B 500 MHZ OSCILLOSCOPE            08/08/97     $4,317.70     $4,137.80
SONOFLUX 95OOR RETROFIT W/TITANIUM        09/23/97    $19,400.00    $19,400.00
CF9 BASE.120 RADIAL COMPONENT LEAD        09/11/97    $11,480.77    $11,241.59
FORMER W/DIE SET
PCR1500 SULLAIR CONTAMINANT REMOVAL       07/15/97     $4,633.37     $4,343.79
SYSTEM
R5OOA PIONEER REFRIGERATED DRYER          08/11/97     $5,630.00     $5,395.42
R5OOA PIONEER REFRIGERATED DRYER          08/11/97     $5,630.00     $5,395.42
R50OA PIONEER REFRIGERATED DRYER          08/11/97     $5,630.00     $5,278.13
LS20-100H SULLAIR AIR COMPRESSOR          08/27/97    $20,145.04    $19,725.35
40' ELECTRIC CONVEYOR SYSTEM              06/25/97     $3,000.00     $2,812.50
3HP VACUUM PUMP                           09/19/97     $2,862.00     $2,862.00
3HP VACUUM PUMP                           09/19/97     $2,862.00     $2,862.00
3HP VACUUM PUMP                           09/19/97     $2,862.00     $2,862.00
3HP VACUUM PUMP                           09/17/97     $2,896.00     $2,896.00
THERMA FL0 10 REFLOW OVEN SYSTEM          07/30/97    $79,119.00    $75,822.38
NU/CLEAN POLY SMT 318 WASHER MACHINE      09/03/97    $88,242.00    $86,403.63
3000-2 BASIS PREFORM MACHINE              09/11/97     $2,210.00     $2,163.96
T3700-1 HEAVY DUTY LEAD SHEAR             09/11/97     $2,920.00     $2,859.17
MACHINE
VERSA 12"W X 31'L CONVEYOR BELT           09/23/97     $2,705.85     $2,705.85
VERSA 12"W X 31'L CONVEYOR BELT           09/23/97     $2,705.85     $2,705.85



             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date:  10/31/97
           --------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



  QUANTITY                  DESCRIPTION                                PAGE 15
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VERSA 12"W X 61'L CONVEYOR BELT      09/23/97        $4,310.85       $4,310.85
VERSA 12"W X 61'L CONVEYOR BELT      09/23/97        $4,3l0.85       $4,310.85
                                                 -----------------------------
TOTAL                                            $4,603,817.61   $2,999,215.12
                                                 -----------------------------
                                                 -----------------------------

             TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS0
            REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

     This Schedule A-1 is attached to and made a part of Lease Number 1000063250 and constitutes a true and accurate description of the equipment.

     Lessee:

     STB SYSTEMS, INC.
     -----------------------------------------------------

     By: /s/ [ILLEGIBLE]
        -----------------------------------------------

     Date: 10/31/97
          --------------------------------------------